CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Pension and other postretirement benefit liabilities:
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Net Prior Service Cost Recognized in Net Periodic Pension Cost, Tax	$ 632	$ 83	$ 0
Other Comprehensive Income (Loss), Reclassification, Pension and Other Postretirement Benefit Plans, Net Gain (Loss) Recognized in Net Periodic Benefit Cost, Tax	(3,276)	(1,334)	0
Other Comprehensive Income (Loss), Finalization of Pension and Other Postretirement Benefit Plan Valuation, Tax	5,917	0	0
Change in fair value of derivatives, tax expense	0	0	(251)
Other Comprehensive Income (Loss), Foreign Currency Translation Adjustment, Tax	$ (41)	$ 0	$ 942